GUARANTY AGREEMENT

This Guaranty Agreement ("GUARANTY"), effective July 1, 1996, is provided by DORINCO REINSURANCE COMPANY ("DORINCO") in favor of STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY ("STATE AND COUNTY MUTUAL").

                                    PREAMBLE

STATE AND COUNTY MUTUAL has entered into an agreement with American Hallmark Insurance Company of Texas ("AMERICAN HALLMARK") to act as a policy issuing company for certain insurance business ("subject business") produced and managed by AMERICAN HALLMARK, or its subsidiary, American Hallmark General Agency, Inc. ("GENERAL AGENCY") for which AMERICAN HALLMARK has assumed full responsibility under certain agreements ("subject agreements") more specifically described below. While STATE AND COUNTY MUTUAL acknowledges that it has legal obligations to the holders of its policies and furthermore has non-delegable obligations under the Texas Insurance Code and the rules and regulations of the Texas Department of Insurance, AMERICAN HALLMARK, under the subject agreements, has assumed all such obligations, risks and duties under its agreements with STATE AND COUNTY MUTUAL and has agreed to hold STATE AND COUNTY MUTUAL harmless for any liability, obligation, cost or expense with respect to the subject insurance business (except for the internal cost of accounting, report preparation and communications with the Texas Department of Insurance or insureds incurred by STATE AND COUNTY MUTUAL in the regular course of business), as more specifically described in the subject agreements.

In order to convey and cede all underwriting risks as well as any other business or credit risks or obligation whatsoever arising from the subject business, AMERICAN HALLMARK has entered into a 100% Quota Share Reinsurance Agreement, ("REINSURANCE AGREEMENT") effective July 1, 1996 a copy of which is attached hereto as Exhibit "A".

GENERAL AGENCY will act as a general agent in the production of business and supervision of sub-agents with respect to the subject business. While GENERAL AGENCY has been appointed by STATE AND COUNTY MUTUAL and has entered into an agreement ("GENERAL AGENCY AGREEMENT") effective March 1, 1992, to act as a general agent for STATE AND COUNTY MUTUAL, the parties recognize that GENERAL AGENCY is acting on behalf of AMERICAN HALLMARK at all times, and that AMERICAN HALLMARK has assumed all financial, supervision and examination responsibilities with respect to GENERAL AGENCY, as if it were acting as its agent in name as well as in truth. A copy of the GENERAL AGENCY AGREEMENT is attached hereto as Exhibit "B".

AMERICAN HALLMARK has entered into an agreement to administer the subject business ("ADMINISTRATIVE SERVICES AGREEMENT") with STATE AND COUNTY MUTUAL, effective March 1, 1992, a copy of which is attached hereto as Exhibit "C". While STATE AND COUNTY MUTUAL does not desire to delegate ultimate control, the parties intend for AMERICAN HALLMARK to perform, at its cost, all company functions on behalf of STATE AND COUNTY MUTUAL with respect to the subject business.

DORINCO has entered into a Quota Share Retrocession Agreement, effective July 1, 1996, with AMERICAN HALLMARK ("Retrocession Agreement"), pursuant to which AMERICAN HALLMARK has retroceded to DORINCO a 25% share of the Interest and Liabilities under the Reinsurance Agreement.

As a condition precedent to the agreements with AMERICAN HALLMARK, STATE AND COUNTY MUTUAL has required and relied upon this GUARANTY. DORINCO acknowledges that STATE AND COUNTY MUTUAL would not have entered into the agreements with AMERICAN HALLMARK without this GUARANTY and that the terms of the subject agreements should be construed in accordance with the recitations hereinabove.

NOW, THEREFORE, DORINCO hereby agrees, as respects subject business of the REINSURANCE AGREEMENT written or renewed on or after July 1, 1996, to guarantee a 25% share of the full and complete performance of all terms, conditions and covenants by: (a) AMERICAN HALLMARK under the REINSURANCE AGREEMENT (Exhibit "A"); (b) GENERAL AGENCY under the GENERAL AGENCY AGREEMENT (Exhibit "B"); and
(c) AMERICAN HALLMARK under the ADMINISTRATIVE SERVICES AGREEMENT (Exhibit "C"). This GUARANTY constitutes consideration by DORINCO to STATE AND COUNTY MUTUAL for entering into the subject agreements with AMERICAN HALLMARK and GENERAL AGENCY.

If AMERICAN HALLMARK fails to perform any of its duties or obligations, or fails to timely pay any amounts due to STATE AND COUNTY MUTUAL under the REINSURANCE AGREEMENT, or the ADMINISTRATIVE SERVICES AGREEMENT, then, STATE AND COUNTY
MUTUAL may proceed directly to DORINCO for performance and be paid by DORINCO without necessity of any suit or proceeding by STATE AND COUNTY MUTUAL against AMERICAN HALLMARK.

Any time, with or without consideration or notice, STATE AND COUNTY MUTUAL may waive enforcement of the terms, conditions and provisions of the subject agreements with respect to any breach or default by AMERICAN HALLMARK or GENERAL AGENCY, and such waiver will not diminish or otherwise affect DORINCO's obligations to STATE AND COUNTY MUTUAL under this GUARANTY; provided,. however, STATE AND COUNTY MUTUAL will not, with actual knowledge, waive any material breach or material default by AMERICAN HALLMARK or GENERAL AGENCY under the subject agreements without giving advance written notice to DORINCO. The validity of this GUARANTY and DORINCO's obligations hereunder shall in no way be terminated, affected, diminished or impaired by reason of STATE AND COUNTY MUTUAL's assertion or nonassertion of its rights against AMERICAN HALLMARK or GENERAL AGENCY under any of the subject agreements, or by reason of STATE AND COUNTY MUTUAL's failure to monitor, supervise, examine or otherwise act in an overseeing capacity with respect to AMERICAN HALLMARK or GENERAL AGENCY.
Although there are recitations regarding such activities in the subject agreements, STATE AND COUNTY MUTUAL has no such obligations insofar as DORINCO's obligations under this GUARANTY are concerned.

If any payment by DORINCO to STATE AND COUNTY MUTUAL is held to constitute a preference or a voidable transfer under applicable state or federal laws, STATE AND COUNTY MUTUAL is required to remit such payment to the payor or any other person, such payment by DORINCO to STATE AND COUNTY MUTUAL shall not release DORINCO from any liability hereunder, and DORINCO agrees promptly to pay such amount to STATE AND COUNTY MUTUAL.

If, by action of a state insurance regulatory agency or court of competent jurisdiction, AMERICAN HALLMARK is found to be insolvent or is placed in supervision, conservation, receivership, rehabilitation or liquidation, or has a receiver, supervisor or conservator appointed, then DORINCO shall fully assume 25% of AMERICAN HALLMARK's obligations owed to STATE AND COUNTY MUTUAL under the subject agreements, including but not limited to making all payments that were required of AMERICAN HALLMARK under the subject agreements. STATE AND COUNTY MUTUAL shall assign to DORINCO its right to recover from AMERICAN HALLMARK any claims payments or other payments made by DORINCO to STATE AND COUNTY MUTUAL by reason of AMERICAN HALLMARK being found to be insolvent or placed in supervision, conservation, receivership, rehabilitation or liquidation. Notwithstanding DORINCO's agreement to fully assume AMERICAN HALLMARK's obligations, if AMERICAN HALLMARK is found to be insolvent or is placed in supervision, conservation, receivership, rehabilitation or liquidation, STATE AND COUNTY MUTUAL shall not be required to pay to DORINCO any amounts paid by STATE AND COUNTY MUTUAL to AMERICAN HALLMARK as of that date and/or which STATE AND COUNTY MUTUAL is required to pay in the future to AMERICAN HALLMARK and /or its supervisor, conservator, rehabilitator or liquidator.

This GUARANTY shall be irrevocable and continuing. DORINCO's liability hereunder shall in no way be affected, modified or diminished by reason of any assignment permitted under the subject agreements or by any renewal, extension or modification of or any supplement or amendment to the subject agreements. STATE AND COUNTY MUTUAL's rights and remedies under the subject agreements and under this GUARANTY are distinct, separate and cumulative and no such right or remedy therein or herein, whether exercised by STATE AND COUNTY MUTUAL or not, is intended to excluded or waive any of the other rights and remedies therein or herein.

This Guaranty shall remain in full force and effect as long as AMERICAN HALLMARK has any obligation whatsoever under the subject agreements, including but not limited to those obligations owed by AMERICAN HALLMARK after termination of the subject agreements, unless this Guaranty is earlier terminated upon the mutual written consent of STATE AND COUNTY MUTUAL and DORINCO. This Guaranty will automatically end upon the complete expiration of all duties and obligations owed by AMERICAN HALLMARK and GENERAL AGENCY to STATE AND COUNTY MUTUAL under the subject agreements.

In any and all events, DORINCO shall have no obligations under this Guaranty for any policies produced after the termination of the Retrocession Agreement and which are not subject to the Retrocession Agreement.

DORINCO's liability hereunder shall not, prior to the expiration of the term hereof, be released, reduced, diminished or impaired by the occurrence of any event, including, without limitation (1) the insolvency, bankruptcy, reorganization or disability of STATE AND COUNTY MUTUAL, AMERICAN HALLMARK, DORINCO or GENERAL AGENCY or (2) the sale, encumbrance, transfer or other modification of ownership or change in the financial condition or management of STATE AND COUNTY MUTUAL, AMERICAN HALLMARK, DORINCO or GENERAL AGENCY.

DORINCO cannot exercise against STATE AND COUNTY MUTUAL any right of subrogation, contribution, set off or reimbursement with respect to payments by DORINCO pursuant to this GUARANTY (including without limitation of any right to subrogation under Section 34.04 of the Texas Business and Commerce Code), and DORINCO hereby waives any rights that may arise in connection with such payment to enforce any remedy which DORINCO may have against STATE AND COUNTY MUTUAL and any right to participate in any security.

If any dispute or difference of opinion arises between DORINCO and STATE AND COUNTY MUTUAL with respect to this GUARANTY or with respects to the obligations of DORINCO and STATE AND COUNTY MUTUAL hereunder, such dispute or difference of opinion shall be submitted to arbitration, and the arbitration shall be conducted according to the terms and conditions set forth in Article XXIII of the REINSURANCE AGREEMENT.

With respect to the Retrocession Agreement between DORINCO and AMERICAN HALLMARK regarding the subject business, DORINCO acknowledges that this GUARANTY is superior in all respects and this GUARANTY is not diminished or limited in any way by the Retrocession Agreement.

In the event that either (i) the Texas Department of Insurance requires cancellation or disallows credit for reinsurance under the REINSURANCE AGREEMENT or (ii) DORINCO's A.M. Best rating at any time is lower that A-, DORINCO will immediately secure 25% of AMERICAN HALLMARK's obligations under the REINSURANCE AGREEMENT via a security fund agreement to be executed by DORINCO and STATE AND COUNTY MUTUAL, which security fund agreement shall be in form and content acceptable to STATE AND COUNTY MUTUAL.

This GUARANTY, as well all accounts and transactions and rights and obligations of the parties hereto, shall be construed and interpreted according to the laws of the State of Texas.

AMERICAN HALLMARK and GENERAL AGENCY join herein through their duly authorized officers for the purpose of acknowledging the accuracy of the PREAMBLE and other recitations herein. This GUARANTY is hereby made by DORINCO and executed by its duly authorized officer.

                              DORINCO REINSURANCE COMPANY

Attest:                            By: ____________________________

                                   Title: ___________________________

                                   Date: ___________________________

                              AMERICAN HALLMARK INSURANCE
                              COMPANY OF TEXAS

Attest:                            By: ____________________________

                                   Title: ___________________________

                                   Date: ___________________________


                              AMERICAN HALLMARK GENERAL AGENCY, INC.

Attest:                            By: ____________________________

                                   Title: ___________________________

                                   Date: ___________________________